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                                                                      EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

                                       PERCENTAGE OF    JURISDICTION OR STATE OF
  SUBSIDIARY                             OWNERSHIP           INCORPORATION
EvergreenBank                               100%             Washington
EvergreenBancorp Capital Trust I            100%              Delaware